Exhibit 99.2

Clearwater Paper Corporation Third Quarter 2013 Supplemental Information Linda Massman President, Chief Executive Officer and Director John Hertz Senior Vice President, Finance and Chief Financial Officer

Forward-Looking Statements This supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding outlook for Q4 2013, production, product volumes shipped, product pricing, pulp costs, wood fiber costs and supply, chemical costs, transportation costs, energy costs including natural gas, cost and timing of major maintenance and repairs, corporate expenses, production and shipments from our new tissue machine and converting lines in Shelby, North Carolina and our Pro Forma Quarterly Run Rate. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, as well as the following: •customer acceptance and timing of purchases of our new through-air-dried (TAD) products and capacity; •competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors; •manufacturing or operating disruptions, including equipment malfunction and damage to our manufacturing facilities; •difficulties with the optimization and realization of the benefits expected from our new TAD paper machine and converting lines in Shelby, North Carolina; •increased dependence on wood pulp; •changes in the cost and availability of wood fiber and wood pulp; •the loss of business from a significant customer; •changes in transportation costs and disruptions in transportation services; •changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs; •changes in customer product preferences and competitors' product offerings; •changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; •increased supply and pricing pressures resulting from increasing Asian paper production capabilities; •cyclical industry conditions; •reliance on a limited number of third-party suppliers for raw materials; •labor disruptions; •our ability to generate cash; and •inability to successfully implement our expansion strategies. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.1

Financial Summary

(Unaudited)

(Dollars in thousands - except per-share amounts)	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2013
Net sales	$ 457,798	$ 473,572	$ 480,233	$ 462,701	$ 460,824	$ 471,002	$ 487,845	$ 1,411,603	$ 1,419,671
Adjusted gross profit[1]	$ 54,722	$ 76,040	$ 70,411	$ 66,273	$ 46,798	$ 57,494	$ 48,325	$ 201,173	$ 152,617
Adjusted gross profit margin	12.0%	16.1%	14.7%	14.3%	10.2%	12.2%	9.9%	14.3%	10.8%
Adjusted selling, general and administrative expense[1]	($28,501)	($29,249)	($28,848)	($31,059)	($30,660)	($27,908)	($27,405)	($86,598)	($85,973)
Adjusted operating income (loss)[1]	$ 26,221	$ 46,791	$ 41,563	$ 35,214	$ 16,138	$ 29,586	$ 20,920	$ 114,575	$ 66,644
Consumer Products	26,271	26,710	18,453	22,927	10,307	15,828	15,162	71,434	41,297
Pulp and Paperboard	11,658	32,001	34,449	25,802	17,553	24,772	16,289	78,108	58,614
Corporate	(11,708)	(11,920)	(11,339)	(13,515)	(11,722)	(11,014)	(10,531)	(34,967)	(33,267)
Interest expense, net	($9,728)	($9,147)	($7,900)	($7,021)	($10,982)	($11,094)	($10,708)	($26,775)	($32,784)
Adjusted income tax provision[1]	($6,692)	($14,670)	($12,573)	($8,800)	($2,713)	($6,913)	($3,776)	($33,936)	($13,402)
Adjusted net earnings[1]	$ 9,801	$ 22,974	$ 21,090	$ 19,393	$ 2,443	$ 11,579	$ 6,436	$ 53,864	$ 20,458
Depreciation and amortization expense	19,548	19,730	19,199	20,856	22,151	23,253	22,180	58,477	67,584
Adjusted EBITDA[1]	$ 45,769	$ 66,521	$ 60,762	$ 56,070	$ 38,289	$ 52,839	$ 43,100	$ 173,052	$ 134,228
Consumer Products	39,436	39,962	31,728	37,782	26,399	32,858	31,164	111,126	90,421
Pulp and Paperboard	17,669	38,012	39,974	31,368	23,212	30,550	22,047	95,655	75,809
Corporate	(11,336)	(11,453)	(10,940)	(13,080)	(11,322)	(10,569)	(10,111)	(33,729)	(32,002)
Adjusted EBITDA margin[1]	10.0%	14.0%	12.7%	12.1%	8.3%	11.2%	8.8%	12.3%	9.5%
Diluted adjusted net earnings per common share[1]	$ 0.42	$ 0.97	$ 0.89	$ 0.82	$ 0.11	$ 0.51	$ 0.29	$ 2.28	$ 0.91
Debt to rolling four quarter total Adjusted EBITDA[1]	2.6	2.4	2.3	2.3	2.9	3.1	3.4	2.3	3.4

[1] Non-GAAP measure – See definition and reconciliation to GAAP.

2

$30,000 $35,000 $40,000 $45,000 $50,000 $55,000 $60,000 $65,000 $70,000 $75,000 $80,000Adj. EBITDA1(000's)Q3’13 vs. Q2’13 Consolidated Adjusted EBITDA1 Bridge 1 Non-GAAP measure – See definition and reconciliation to GAAP. Price/Mix Higher paperboard and tissue pricing, partially offset by higher non-retail tissue mix Volume Higher non-retail tissue and paperboard shipments Wood Fiber Slightly lower wood prices External Pulp Higher pulp prices CPD Transition Costs Improved converting and paper machine efficiencies and reduced internal transportation costs Packaging/ Operating Supplies Higher pricing on corrugated boxes and manufacturing materials Wages & Benefits Higher workers’ compensation costs Maintenance Outage Scheduled Idaho outage Arkansas Q2 Disruptions Mitigation of prior operational disruptions 3

$30,000 $35,000 $40,000 $45,000 $50,000 $55,000 $60,000 $65,000 $70,000 $75,000 $80,000Adj. EBITDA1(000's)Q3’13 vs. Q3’12 Consolidated Adjusted EBITDA1 Bridge 1 Non-GAAP measure – See definition and reconciliation to GAAP. Price/Mix Increased pricing on retail and non-retail tissue and paperboard Volume Lower tissue shipments, partially offset by higher paperboard shipments TAD Expansion EBITDA contribution from TAD Expansion Wood Fiber Lower wood prices External Pulp Higher pulp prices CPD Transition Costs Higher internal transportation and changeover costs Chemicals Price increases for polyethylene and chemicals Packaging Supplies Price increases for corrugated boxes and poly wrapping Wages and Benefits Increased headcount, wage increases and benefit costs Maintenance Outage Scheduled Idaho outage SG&A Lower corporate expenses 4

Key Segment Results - Consumer Products (Unaudited) 5 1 Includes away-from-home (AFH), contract, machine-glazed (MG) and parent roll tissue products. 2 Includes retail, AFH, contract and MG tissue case products. 3 Non-GAAP measure – See definition and reconciliation to GAAP. Q1'12Q2'12Q3'12Q4'12Q1'13Q2'13Q3'13 Shipments Non-Retail (short tons)153,343 60,481 64,731 59,100 55,235 57,012 61,222 Retail (short tons) 75,425 72,497 74,117 71,633 77,361 75,045 72,427 Total Tissue Tons128,768 132,978 138,848 130,733 132,596 132,057 133,649 Converted Products (cases in thousands)213,117 13,505 13,752 13,302 13,781 14,021 13,990 Sales PriceNon-Retail ($/short ton)1$ 1,470$ 1,486$ 1,450$ 1,448$ 1,432$ 1,475$ 1,504Retail ($/short ton) 2,645 2,665 2,687 2,723 2,661 2,740 2,773 Total Tissue$ 2,158$ 2,129$ 2,110$ 2,147$ 2,149$ 2,194$ 2,192Adjusted EBITDA3 ($ in millions)$ 39,436$ 39,962$ 31,728$ 37,782$ 26,399$ 32,858$ 31,164Adj. EBITDA Margin314.2%14.1%10.8%13.5%9.3%11.3%10.6%

Retail 57% MG 16% AFH 6% Parent Rolls 18% Other 3% CLW Q2’13 By Segment (% of Tons) Clearwater Tissue Shipments and U.S. Retail Tissue Market Retail 54% MG 14% AFH 6% Parent Rolls 22% Other 4% CLW Q3’13 By Segment (% of Tons) U.S. Retail Tissue Market Category Private Label Brands Total Total Retail Tissue Share (Equivalent Cases) 27% 73% 100% % Change YTD ‘13 vs. YTD ‘12 7.4% 1.8% 3.2% Data Source: IRI Worldwide US Multi-outlet for Total Retail. 6

Current Quarter vs Prior Quarter $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000Adj. EBITDA1(000's)Q3’13 vs. Q2’13 Consumer Products Adjusted EBITDA1 Bridge 1 Non-GAAP measure – See definition and reconciliation to GAAP. Price/Mix Favorable pricing on both retail and non-retail tissue, more than offset by an unfavorable mix change to non-retail shipments Volume Increased non-retail shipment tons External Pulp Higher pulp prices CPD Transition Costs Improved converting and paper machine efficiencies and reduced internal transportation costs Packaging/ Operating Supplies Higher pricing on corrugated boxes and manufacturing materials Wages & Benefits Higher workers’ compensation costs 7

Key Segment Results – Pulp and Paperboard (Unaudited) 1 Non-GAAP measure – See definition and reconciliation to GAAP. Q1'12Q2'12Q3'12Q4'12Q1'13Q2'13Q3'13 Shipments Paperboard (short tons) 182,198 193,285 195,097 190,339 186,350 190,518 199,408 Sales Price Paperboard ($/short ton)$ 968$ 975$ 948$ 936$ 935$ 946$ 973Adjusted EBITDA1 ($ in millions)$ 17,669$ 38,012$ 39,974$ 31,368$ 23,212$ 30,550$ 22,047Adj. EBITDA Margin110.0%20.2%21.6%17.6%13.3%17.0%11.3% 8

Clearwater Paperboard Shipments and U.S. Paperboard Market U.S. Paperboard Production Category Clearwater Other Total Domestic SBS1 Market Share 13% 87% Folding 18% 82% Food Service 2 14% 86% Liquid Packaging 6% 94% Data Source: American Forest and Paper Association. Based on domestic production only. Folding 59% Food Service 2 30% Liquid Pkg 11% CLW Q3’13 By Segment (% of Tons) Folding 57% Food Service 2 32% Liquid Pkg 11% CLW Q2’13 By Segment (% of Tons) 1 Solid Bleached Sulfate. 2 Food Service includes Cup, Plate, Dish and Tray products. 9

Current Quarter vs Prior Quarter $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000Adj. EBITDA1(000's)Q3’13 vs. Q2’13 Pulp and Paperboard Adjusted EBITDA1 Bridge 1 Non-GAAP measure – See definition and reconciliation to GAAP. Price/Mix Higher pricing due to better product mix and price increases Volume Higher due to seasonality Wood Fiber Lower wood prices Maintenance Outage Scheduled Idaho outage Arkansas Q2 Disruptions Mitigation of prior operational disruptions 10

Fourth Quarter 2013 Outlook (Compared to Q3’13)1 Consumer Products Pulp and Paperboard Corporate Production volumes Paper and converting production up (1-3% higher) No maintenance outage (1-2% higher) Shipment volumes Slightly lower retail cases and non-retail tons (1-3% lower) Lower due to seasonality (3-5% lower) Price/Mix Increased TAD bathroom tissue mix (0-2% higher) Higher due to previously announced price increases (0-1% higher) Pulp/Wood Fiber costs Slightly lower costs Stable Chemical costs Stable Stable Transportation costs Slightly lower costs Stable Energy costs Stable Stable Maintenance & Repairs Stable Lower due to no Idaho maintenance outage ($17.5M) SG&A Stable Stable Q4 run rate of $10M-$12M 1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1. TAD Transition and other Cost Reductions ($4M) 11

$43 $8-$10$2$18$3-$7$74-$80 $20 $30 $40 $50 $60 $70 $80Q3'13 Adj.EBITDATAD ExpansionShipments(incremental toQ3'13 baselineTAD TissueEBITDA of $4M)TAD TransitionCostsIdaho OutageCostsCost SavingsProgramsPro FormaQuarterlyRun Rate(Expected inQ3'14)Adj. EBITDA 2(Millions)21Bridge to Pro Forma $75 Million Quarterly Run Rate1 1 Assumes no change in prices or input costs from Q3’13. This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1. 2 Non-GAAP measure – See definition and reconciliation to GAAP. 3 In September 2012 we announced a $300 million adjusted EBITDA target for 2014, which was based on 2011 prices and input costs. This table shows percentage changes in certain price and input costs between 2011 and Q3’13. Price & Unit Input Costs Q3’13 vs. 2011 % Change3 Paperboard Pricing/Mix 0.3% External Pulp 8.3% Wood Fiber 6.8% Natural Gas 8.1% Chemicals 9.9% Diesel Fuel 1.9% •Thomaston closure $2-$3M •Paper machine projects $1-$2M •Arkansas recovery upgrade $.5-$1M TAD Expansion Q3’13 Q4’13 Q1’14 Q2’14 Q3’14 Expected EBITDA Ramp $4 $7 $9 $10 $12 •No Outage in ‘14 •Go forward “straightline” quarterly outage run rate of $3M 12

Adjusted Gross Profit & Adjusted SG&A Reconciliation of Non-GAAP Financial Measures (Unaudited) 1 Gross profit defined as net sales minus cost of sales. 2 Adjusted gross profit and adjusted selling, general and administrative expenses excludes the impact of the items listed that we do not believe are indicative of our core operating performance.  (Dollars in thousands) Q1'12Q2'12Q3'12Q4'12Q1'13Q2'13Q3'1320122013Gross profit 1 $ 54,722$ 75,026$ 70,411$ 66,273$ 46,615$ 56,481$ 46,608$ 200,159$ 149,704 Costs associated with announced Thomaston facility closure- - - - 183 1,013 1,717 - 2,913 Loss on sale of foam assets- 1,014 - - - - - 1,014 - Adjusted gross profit2$ 54,722$ 76,040$ 70,411$ 66,273$ 46,798$ 57,494$ 48,325$ 201,173$ 152,617Selling, general and administrative expenses($29,074)($30,529)($30,649)($30,793)($34,132)($26,767)($27,766)($90,252)($88,665) Expenses associated with Metso litigation990 958 - 71 - - - 1,948 - Directors' equity-based compensation (benefit) expense(417) 322 1,801 (337) 3,472 (1,141) 361 1,706 2,692 Adjusted selling, general and administrative expenses2($28,501)($29,249)($28,848)($31,059)($30,660)($27,908)($27,405)($86,598)($85,973)Nine Months Ended September 30, 13

Segment Adjusted Operating Income (Loss)
Reconciliation of Non-GAAP Financial Measures (Unaudited)

CLEARWATER PAPER

(Dollars in thousands)	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2013
Consumer Products									
Operating income	$ 26,271	$ 25,696	$ 18,453	$ 22,927	$ 10,124	$ 14,815	$ 13,445	$ 70,420	$ 38,384
Costs associated with announced Thomaston facility closure	-	-	-	-	183	1,013	1,717	-	2,913
Loss on sale of foam assets	-	1,014	-	-	-	-	-	1,014	-
Adjusted Consumer Products operating income[1]	**$ 26,271**	**$ 26,710**	**$ 18,453**	**$ 22,927**	**$ 10,307**	**$ 15,828**	**$ 15,162**	**$ 71,434**	**$ 41,297**
Pulp and Paperboard									
Operating Income	$ 11,658	$ 32,001	$ 34,449	$ 25,802	$ 17,553	$ 24,772	$ 16,289	$ 78,108	$ 58,614
Adjusted Pulp and Paperboard operating income[1]	**$ 11,658**	**$ 32,001**	**$ 34,449**	**$ 25,802**	**$ 17,553**	**$ 24,772**	**$ 16,289**	**$ 78,108**	**$ 58,614**
Corporate									
Operating loss	($12,281)	($13,200)	($13,140)	($13,249)	($15,194)	($9,873)	($10,892)	($38,621)	($35,959)
Expenses associated with Metso litigation	990	958	-	71	-	-	-	1,948	-
Directors' equity-based compensation (benefit) expense	(417)	322	1,801	(337)	3,472	(1,141)	361	1,706	2,692
Adjusted Corporate operating loss[1]	**($11,708)**	**($11,920)**	**($11,339)**	**($13,515)**	**($11,722)**	**($11,014)**	**($10,531)**	**($34,967)**	**($33,267)**

[1] Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

14

Adjusted Net Earnings & Diluted Adjusted Earnings per common share Reconciliation of Non-GAAP Financial Measures (Unaudited)

CLEARWATER PAPER

(Dollars in thousands - except per-share amounts)	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2013
GAAP net earnings (loss)	$ 3,726	$ 21,489	$ 19,064	$ 19,852	($882)	$11,658	$ 13,317	$ 44,279	$ 24,093
Special items, after tax:[1]									
Loss on sale of foam assets	-	658	-	-	-	-	-	658	-
Expenses associated with Metso litigation	647	622	-	41	-	-	-	1,269	-
Debt retirement costs	-	-	-	-	10,781	-	-	-	10,781
Directors' equity-based compensation (benefit) expense	(273)	209	1,018	(194)	2,194	(706)	221	954	1,709
Costs associated with announced Thomaston facility closure	-	-	-	-	116	627	1,052	-	1,795
Discrete tax items related to release of uncertain tax positions	-	-	-	-	-	-	(4,659)	-	(4,659)
Discrete tax items related to credit conversions	5,700	(4)	1,008	(306)	(9,766)	-	(3,495)	6,704	(13,261)
Adjusted net earnings[2]	**$ 9,801**	**$ 22,974**	**$ 21,090**	**$ 19,393**	**$ 2,443**	**$ 11,579**	**$ 6,436**	**$ 53,864**	**$ 20,458**
Diluted net earnings (loss) per common share	**$ 0.16**	**$ 0.91**	**$ 0.80**	**$ 0.84**	**($0.04)**	**$0.52**	**$ 0.60**	**$ 1.87**	**$ 1.07**
Special items, after tax:[1]									
Loss on sale of foam assets	-	0.03	-	-	-	-	-	0.03	-
Expenses associated with Metso litigation	0.03	0.03	-	-	-	-	-	0.05	-
Debt retirement costs	-	-	-	-	0.47	-	-	-	0.48
Directors' equity-based compensation (benefit) expense	(0.01)	0.01	0.04	(0.01)	0.10	(0.03)	0.01	0.04	0.08
Costs associated with announced Thomaston facility closure	-	-	-	-	0.01	0.03	0.05	-	0.08
Discrete tax items related to release of uncertain tax positions	-	-	-	-	-	-	(0.21)	-	(0.21)
Discrete tax items related to credit conversions	0.24	-	0.04	(0.01)	(0.43)	-	(0.16)	0.29	(0.59)
Diluted adjusted net earnings per common share[2]	**$ 0.42**	**$ 0.97**	**$ 0.89**	**$ 0.82**	**$ 0.11**	**$ 0.51**	**$ 0.29**	**$ 2.28**	**$ 0.91**

[1] All non-tax items are tax effected at the expected annual rate for that period.
[2] Adjusted net earnings and Diluted adjusted net earnings per common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

15

Adjusted Income Tax Provision Reconciliation of Non-GAAP Financial Measure (Unaudited) 1 Adjusted income tax provision excludes the impact of the items listed that we do not believe are indicative of our core operating performance. (Dollars in thousands)Q1'12Q2'12Q3'12Q4'12Q1'13Q2'13Q3'1320122013 GAAP income tax (provision) benefit($12,194)($13,861)($12,798)($8,607)$14,675($6,962)$ 5,183($38,853)$12,896 Special items, tax impact: Loss on sale of foam assets- (356) - - - - - (356) - Expenses associated with Metso litigation(343) (336) - (30) - - - (679) - Debt retirement costs- - - - (6,277) - - - (6,277) Directors' equity-based compensation benefit (expense)144 (113) (783) 143 (1,278) 435 (140) (752) (983) Costs associated with announced Thomaston facility closure- - - - (67) (386) (665) - (1,118) Discrete tax items related to release of uncertain tax positions- - - - - - (4,659) - (4,659) Discrete tax items related to credit conversions5,700 (4) 1,008 (306) (9,766) - (3,495) 6,704 (13,261) Adjusted income tax provision1($6,692)($14,670)($12,573)($8,800)($2,713)($6,913)(3,776)$ ($33,936)($13,402)Nine Months Ended September 30, 16

EBITDA & Adjusted EBITDA
Reconciliation of Non-GAAP Financial Measures (Unaudited)

CLEARWATER PAPER

(Dollars in thousands)	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2013
Earnings before interest, income taxes, and depreciation & amortization (EBITDA)[1]									
GAAP net earnings (loss)	$ 3,726	$ 21,489	$ 19,064	$ 19,852	($882)	$ 11,658	$ 13,317	$ 44,279	$ 24,093
Interest expense, net[2]	9,728	9,147	7,900	7,021	28,040	11,094	10,708	26,775	49,842
Income tax provision (benefit)	12,194	13,861	12,798	8,607	(14,675)	6,962	(5,183)	38,853	(12,896)
Depreciation and amortization expense	19,548	19,730	19,199	20,856	22,151	23,253	22,180	58,477	67,584
EBITDA[1]	**$ 45,196**	**$ 64,227**	**$ 58,961**	**$ 56,336**	**$ 34,634**	**$ 52,967**	**$ 41,022**	**$ 168,384**	**$ 128,623**
Loss on sale of foam assets	-	1,014	-	-	-	-	-	1,014	-
Expenses associated with Metso litigation	990	958	-	71	-	-	-	1,948	-
Directors' equity-based compensation (benefit) expense	(417)	322	1,801	(337)	3,472	(1,141)	361	1,706	2,692
Costs associated with announced Thomaston facility closure	-	-	-	-	183	1,013	1,717	-	2,913
Adjusted EBITDA[3]	**$ 45,769**	**$ 66,521**	**$ 60,762**	**$ 56,070**	**$ 38,289**	**$ 52,839**	**$ 43,100**	**$ 173,052**	**$ 134,228**

[1] EBITDA is a non-GAAP measure that management uses to evaluate the cash generating capacity of the company. The most directly comparable GAAP measure is net earnings. EBITDA is net earnings adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.

[2] Interest expense, net for first quarter 2013 includes debt retirement costs of $17.1 million.

[3] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

17

Segment EBITDA & Adjusted EBITDA Reconciliation of Non-GAAP Financial Measures (Unaudited)

(Dollars in thousands)	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2013
Consumer Products									
Operating income	$ 26,271	$ 25,696	$ 18,453	$ 22,927	$ 10,124	$ 14,815	$ 13,445	$ 70,420	$ 38,384
Depreciation and amortization expense	13,165	13,252	13,275	14,855	16,092	17,030	16,002	39,692	49,124
EBITDA[1]	**$ 39,436**	**$ 38,948**	**$ 31,728**	**$ 37,782**	**$ 26,216**	**$ 31,845**	**$ 29,447**	**$ 110,112**	**$ 87,508**
Loss on sale of foam assets	-	1,014	-	-	-	-	-	1,014	-
Costs associated with announced Thomaston facility closure	-	-	-	-	183	1,013	1,717	-	2,913
Adjusted EBITDA[2]	**$ 39,436**	**$ 39,962**	**$ 31,728**	**$ 37,782**	**$ 26,399**	**$ 32,858**	**$ 31,164**	**$ 111,126**	**$ 90,421**
Pulp and Paperboard									
Operating income	$ 11,658	$ 32,001	$ 34,449	$ 25,802	$ 17,553	$ 24,772	$ 16,289	$ 78,108	$ 58,614
Depreciation and amortization expense	6,011	6,011	5,525	5,566	5,659	5,778	5,758	17,547	17,195
EBITDA[1]	**$ 17,669**	**$ 38,012**	**$ 39,974**	**$ 31,368**	**$ 23,212**	**$ 30,550**	**$ 22,047**	**$ 95,655**	**$ 75,809**
Adjusted EBITDA[2]	**$ 17,669**	**$ 38,012**	**$ 39,974**	**$ 31,368**	**$ 23,212**	**$ 30,550**	**$ 22,047**	**$ 95,655**	**$ 75,809**
Corporate									
Operating loss	($12,281)	($13,200)	($13,140)	($13,249)	($15,194)	($9,873)	($10,892)	($38,621)	($35,959)
Depreciation and amortization expense	372	467	399	435	400	445	420	1,238	1,265
EBITDA[1]	**($11,909)**	**($12,733)**	**($12,741)**	**($12,814)**	**($14,794)**	**($9,428)**	**($10,472)**	**($37,383)**	**($34,694)**
Expenses associated with Metso litigation	990	958	-	71	-	-	-	1,948	-
Directors' equity-based compensation (benefit) expense	(417)	322	1,801	(337)	3,472	(1,141)	361	1,706	2,692
Adjusted EBITDA[2]	**($11,336)**	**($11,453)**	**($10,940)**	**($13,080)**	**($11,322)**	**($10,569)**	**($10,111)**	**($33,729)**	**($32,002)**

[1] Segment EBITDA is a non-GAAP measure that management uses to evaluate the cash generating capacity of the company. The most directly comparable GAAP measure is segment operating income. Segment EBITDA is segment operating income adjusted for depreciation and amortization. It should not be considered as an alternative to segment operating income computed under GAAP.

[2] Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

18

For more information: www.clearwaterpaper.com 19